UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                          ----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): February 17, 2005

                           Critical Therapeutics, Inc.
               (Exact name of registrant as specified in charter)

       Delaware                     000-50767                   04-3523569
 (State or other juris-             (Commission               (IRS Employer
diction of incorporation           File Number)             Identification No.)


60 Westview Street, Lexington, Massachusetts                       02421
 (Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

     On February 17, 2005, Critical Therapeutics, Inc. announced its financial results for the quarter and year ended December 31, 2004. The full text of the press release issued in connection with the announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

     The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: February 17, 2005                CRITICAL THERAPEUTICS, INC.

                                       By: /s/ Frank E. Thomas
                                           -------------------------------------
                                           Frank E. Thomas
                                           Senior Vice President of Finance,
                                           Chief Financial Officer and Treasurer

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                                  EXHIBIT INDEX

Exhibit No.      Description
-----------      -----------

99.1             Press Release dated February 17, 2005.